Information about the main subsidiaries (Tables)	12 Months Ended
Jun. 30, 2025
Schedule of subsidiaries with significant non-controlling interests
	Current Assets	Non-current Assets	Current Liabilities	Non-current Liabilities	Net assets	% of ownership interest held by non-controlling interests	Book value of non-controlling interests	% of ownership interest held by controlling interests	Book value of controlling interests
06.30.2025	41,851	379,875	9,198	82,924	329,604	20.00%	65,920	80.00%	263,684
06.30.2024	35,705	463,953	13,338	108,776	377,544	20.00%	75,508	80.00%	302,036
	Revenues	Comprehensive loss for the year	Cash of Operating activities	Cash of investing activities	Cash of financial activities	Net Increase / (decrease) in cash and cash equivalents	Dividends distribution to non-controlling shareholders
06.30.2025	51,977	(28,643)	29,762	(20,667)	(8,744)	351	(3,860)
06.30.2024	47,846	(64,091)	26,102	(31,540)	4,809	(629)	(384)